Client Contract
--------------------------------------------------------------------------------

         This Client Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this ____ day of ____________,19___, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding"), and Westmark Mortgage Corporation (the "Customer," and, together with Residential Funding, the "parties" and each, individually, a "party").

         WHEREAS, the Customer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from, and/or have the Customer service Loans for, Residential Funding, pursuant to the terms of this Contract and the Guides (as that term is defined below).

         NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

         1.       Incorporation of Guides by Reference.

                  Residential Funding has approved the Customer to sell Loans to, and/or service Loans for, Residential Funding under the Guide(s) checked below. Each Guide that is checked below (as each may be amended, supplemented or otherwise modified from time to time, together, the "Guides"), is hereby incorporated into this Contract by reference and for all purposes made a part hereof.

                  The Customer has been approved by Residential Funding to sell Loans to and/or service Loans for Residential Funding, as indicated below, under the following Guide(s):

                        STATUS                       APPLICABLE GUIDES
               [ ]    Seller Only                 [ ]    Client Guide
               [ ]    Servicer Only               [ ]    AlterNet Seller Guide
               [ ]    Seller and Servicer         [ ]    Servicer Guide

                  If a box next to a Guide shown above has not been checked, the Customer has not been approved by Residential Funding to sell Loans to, or, as appropriate, service Loans for, Residential Funding, under that Guide(s) at this time; but, Residential Funding may in the exercise of its sole discretion approve the Customer to sell Loans to, or, as appropriate, service Loans for, Residential Funding under that Guide(s) at some time in the future and the Customer will be authorized to do so upon the execution and delivery by both Residential Funding and the Customer of an addendum to this Contract in a form provided to the Customer by Residential Funding containing that approval and incorporating that Guide(s) into this Contract by reference.

                  The Customer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Customer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable., All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

         2.       Amendments.

                  This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended, modified or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

         3.       Representations and Warranties.

                  a.       Reciprocal Representations and Warranties.

                           The Customer and Residential Funding each represents
and warrants to the other that as of the date of this Contract:

                           (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

                           (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

                           (3)      There is no action proceeding or
                                    investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

                           (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

                  b.       Customer's Representations, Warranties and Covenants.

                           In addition to the representations, warranties and
covenants made by the Customer pursuant to subparagraph (a) of this paragraph 3, the Customer makes the representations, warranties and covenants set forth in the Guides and agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

         4.       Remedies of Residential Funding.

                  If an Event of Client Default or Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of the remedies set forth in the Guides.

         5.       Customer's Status as Independent Contractor.

                  At no time shall the Customer represent that it is acting as an agent of Residential Funding. The Customer shall, at all times, act as an independent contractor.

         6.       Prior Agreements Superseded.

                  This Contract restates, amends and supersedes any and all prior Client Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Customer in connection with any loan-security exchange transaction shall not be affected.

         7.       Assignment.

                  This Contract may not be assigned or transferred, in whole or in part, by the Customer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

         8.       Notices.

                  All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile, by overnight courier or by first class United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number mat be substituted by the Customer pursuant to the requirements of this paragraph 8, or by Residential Funding pursuant to an amendment to the Guides.

                  If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

                  If to the Customer, notices must be sent to:
                  Mr. Peyton Story, III
                  Westmark Mortgage Corporation
                  355 N. E. 5th Avenue, Suite 4
                  Delray Beach, Florida 33483
                  Attention: Above
                  Telefacsimile Number ( 561 ) 279-1821

         9.       Jurisdiction and Venue.

                  Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

         10.      Miscellaneous.

                  This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

                  This Contract shall be of no force and effect unless and until it has been executed by both parties.

         IN WITNESS WHEREOF, the duly authorized of ricers of the Customer and Residential Funding have executed this Contract as of the date first above written.

[Corporate Seal]                                             CUSTOMER
(if none, so state)                                          ____________________________________

ATTEST:                                                                         (Name of Customer)

By:___________________________                               By:_________________________________
                                                                                   (Signature)

Name:_________________________                               Name:_______________________________
         (Typed or Printed)                                                     (Typed or Printed)

Title:________________________                               Title:______________________________


                          ____________________________
                       [Signatures continued on next page]

                                       4


ATTEST:                                                      RESIDENTIAL FUNDING CORPORATION

By:__________________________________                        By:________________________________
                        (Signature)                                                (Signature)

Name:________________________________                        Name:______________________________
                    (Typed or Printed)                                          (Typed or Printed)

Title:_______________________________                        Title:_____________________________



                                       5